UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2008

EDGE PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	000-22149 (Commission File Number)	76-0511037 (IRS Employer Identification No.)

Travis Tower
1301 Travis, Suite 2000
Houston, Texas 77002
(Address of principal executive offices)

(713) 654-8960
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

As previously announced, on July 14, 2008, Chaparral Energy, Inc., a Delaware corporation (“Chaparral”), Chaparral Exploration, L.L.C., a Delaware limited liability company and wholly owned direct subsidiary of Chaparral (“Sub”), and Edge Petroleum Corporation (“Edge”) entered into an Agreement and Plan of Merger (the “merger agreement”), whereby Edge will merge with and into Sub (the “merger”).  Pursuant to the merger agreement, Chaparral will acquire Edge in an all-stock transaction and will become a publicly traded company.

On December 3, 2008, Edge issued a press release announcing that the Edge Board of Directors has decided to reconvene the annual meeting as scheduled on Friday, December 4, 2008 at 9:00 a.m. Houston time and immediately adjourn the meeting to Monday, December 29, 2008 at 9:00 a.m. Houston time.  The December 29 reconvened meeting will be held at the Hyatt Regency Hotel, 1200 Louisiana Street, Houston, Texas, 77002.  The Edge Board of Directors may also readjourn the meeting or adjourn it to a different date.  Edge expects to announce any adjournment to a different date in a press release or Form 8-K filing with the Securities and Exchange Commission (“SEC”).

Please carefully read this Current Report on Form 8-K, the Current Report on Form 8-K dated October 21, 2008 and the proxy statement/prospectus filed with the SEC on September 9, 2008, including the information incorporated by reference and the annexes. If you have already properly submitted a proxy, you do not need to do anything unless you want to change your vote. If you want to change your vote, you must submit a new proxy or attend the annual meeting.  Otherwise, you will be considered to have voted on the merger agreement and other Edge annual meeting matters as indicated in the proxy card you sent earlier, and the proxies identified in the proxy card you sent earlier will vote your shares as indicated in that previously submitted proxy card.

If you wish to change your vote, you may send a later-dated, signed proxy card so that it is received prior to the December 29 reconvened Edge annual meeting, or you may attend the December 29 reconvened Edge annual meeting in person and vote. You may also revoke your proxy card by sending a notice of revocation that is received prior to the December 29 reconvened Edge annual meeting to Edge’s Corporate Secretary at 1301 Travis, Suite 2000, Houston, Texas 77002. You may also change your vote by telephone or Internet. The deadline for voting by Internet and telephone has been extended to 5:30 p.m. Houston time on Friday, December 26, 2008. You may change your vote by using any one of these methods regardless of the procedure used to cast your previous vote.  You may obtain an additional proxy card by contacting Edge’s Investor Relations department at (713) 654-8960 or D.F. King & Co., Inc., Edge’s proxy solicitor, at (888) 887-1266.

If your shares of Edge common stock are held in “street name” by a broker or other nominee, you should follow the instructions provided by your broker or other nominee to change your vote.

If you have not yet voted your shares, please read and carefully consider the information contained in this Current Report on Form 8-K and the proxy statement/prospectus, then you may complete and sign your proxy card. Alternatively, you may cast your vote by telephone or Internet by following the instructions on your proxy card. In order to ensure that your vote is recorded, please vote your proxy as instructed on your proxy card, or on the voting instruction form provided by the record holder if your shares are held in the name of your broker or other nominee, even if you currently plan to attend the Edge annual meeting in person.

The adjournment will allow additional time for the Edge common stockholders to receive and consider any additional information that Edge and Chaparral may make available to Edge stockholders prior to the meeting.

A copy of the above referenced press release is filed as Exhibit 99.1 hereto and is incorporated into this Current Report on Form 8-K by reference.

Additional Information and Where to Find It

In connection with the proposed merger with Chaparral, Edge and Chaparral have filed materials relating to the transaction with the SEC, including a prospectus of Chaparral and a definitive proxy statement of Edge. INVESTORS AND SECURITY HOLDERS OF EDGE ARE URGED TO CAREFULLY READ THE

DEFINITIVE PROXY STATEMENT AND EDGE’S CURRENT REPORT ON FORM 8-K DATED OCTOBER 21, 2008, WHICH ARE AVAILABLE NOW, AND ANY OTHER MATERIALS REGARDING THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT EDGE, CHAPARRAL AND THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the definitive proxy statement, which is available now, and other documents containing information about Edge and Chaparral, without charge, at the SEC’s web site at www.sec.gov. Investors and security holders may also obtain information with respect to Edge through its web site at www.edgepet.com. Copies of Edge’s SEC filings may also be obtained for free by directing a request to Investor Relations, Edge Petroleum Corporation, (713) 654-8960. Copies of Chaparral’s SEC filings may also be obtained for free by directing a request to Investor Relations, Chaparral Energy, Inc., (405) 478-8770.

Participants in Solicitation

Edge and Chaparral and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from Edge’s common stockholders in respect of the merger. Information about these persons can be found in Edge’s Form 10-K/A as filed with the SEC on April 29, 2008 and Form 8-K filed with the SEC on July 15, 2008 and Chaparral’s Form 10-K as filed with the SEC on March 31, 2008. Additional information about the interests of such persons in the solicitation of proxies in respect of the merger is included in the definitive proxy statement that has been filed with the SEC in connection with the proposed transaction.

Forward-Looking Statements

The statements made herein that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include, but are not limited to, statements regarding the merger, whether and when the transactions contemplated by the merger agreement will be consummated and timing of the stockholder meeting and any adjournment or adjournments of the meeting. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, actions by regulatory authorities or other third parties, delays, costs and difficulties related to the transactions, market conditions, consummation of financing, satisfaction of closing conditions, availability and terms of any financing and other factors discussed in the definitive proxy statement that has been filed with the SEC in connection with the proposed transaction, Edge’s Annual Report on Form 10-K for the twelve months ended December 31, 2007, as amended by its report on Form 10-K/A for that period, and those set forth from time to time in Edge’s filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements.

Item 9.01    Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description

99.1*	Press Release, dated December 3, 2008.

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGE PETROLEUM CORPORATION

Date: December 3, 2008	By:	/s/ John W. Elias
John W. Elias
Chairman, President & Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1*	Press Release, dated December 3, 2008.

*Filed herewith.